UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 12, 1998

                     NORWICH FINANCIAL CORP.
      (Exact name of registrant as specified in its charter)


                             Delaware
          (State or other jurisdiction of incorporation)


        34-0-17138                                 06-1226755
  (Commission File Number)                        (IRS Employer
                                                Identification No.)

              4 Broadway, Norwich, Connecticut 06360
             (Address of principal executive offices)


                          (860) 889-2621
       (Registrant's telephone number, including area code)

Item 5. Other Events

      This Current Report on Form 8-K reproduces the following documents filed with the Federal Deposit Insurance Corporation by People's Bank ("People's"), an entity which has agreed to acquire
Norwich Financial Corp.:

(1)  Annual Report on Form F-2 for the year ended December 31,
     1996;

(2)  Quarterly Report on Form F-4 for the quarter ended March 31,
     1997;

(3)  Quarterly Report on Form F-4 for the quarter ended June 30,
     1997;

(4)  Quarterly Report on Form F-4 for the quarter ended September
     30, 1997;

(5)  Current Report on Form F-3 for the month of May, 1997;

(6)  Current Report on Form F-3 for the month of September,
     1997;

(7)  People's Proxy Statement for the Annual Meeting of
     Shareholders held on April 17, 1997; and

(8)  The description of People's Common Stock contained in
     Amendment No. 2 to People's Registration Statement on Form
     F-1 dated December 30, 1997.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  The following Exhibits are filed herewith:

Exhibit
No.                         Description
-------                     -----------

  99(1)  Annual Report on Form F-2 for the year ended December 31,
         1996;

  99(2)  Quarterly Report on Form F-4 for the quarter ended March
         31, 1997;

  99(3)  Quarterly Report on Form F-4 for the quarter ended June 30,
         1997;

  99(4)  Quarterly Report on Form F-4 for the quarter ended
         September 30, 1997;

  99(5)  Current Report on Form F-3 for the month of May, 1997;

  99(6)  Current Report on Form F-3 for the month of September,
         1997;

  99(7)  People's Proxy Statement for the Annual Meeting of
         Shareholders held on April 17, 1997; and

  99(8)  The description of People's Common Stock contained in
         Amendment No. 2 to People's Registration Statement on Form F-1 dated December 30, 1997.

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORWICH FINANCIAL CORP.



Dated: January 12, 1998            By /s/ Daniel R. Dennis, Jr.
                                     -------------------------------
                                     Daniel R. Dennis, Jr.

                         INDEX TO EXHIBITS


Exhibit
No.                         Description
-------                     -----------

  99(1)  Annual Report on Form F-2 for the year ended December 31,
         1996.

  99(2)  Quarterly Report on Form F-4 for the quarter ended March
         31, 1997.

  99(3)  Quarterly Report on Form F-4 for the quarter ended June 30,
         1997.

  99(4)  Quarterly Report on Form F-4 for the quarter ended
         September 30, 1997.

  99(5)  Current Report on Form F-3 for the month of May, 1997.

  99(6)  Current Report on Form F-3 for the month of September,
         1997.

  99(7)  People's Proxy Statement for the Annual Meeting of
         Shareholders held on April 17, 1997.

  99(8)  The description of People's Common Stock contained in
         Amendment No. 2 to People's Registration Statement on Form F-1 dated December 30, 1997.